UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2012 (November 15, 2012)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2012 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), was held on November 15, 2012 (the “Annual Meeting”). On November 20, 2012, IVS Associates, Inc., the independent inspector of elections for the Annual Meeting (“IVS”), delivered its certification of final voting results for the Annual Meeting to the Company. The voting results show that a total of 19,595,054 shares of the Company’s common stock, out of a total of 23,642,398 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to shareholders at the Annual Meeting are as set forth below:

1. Election to the Company’s Board of Directors of 10 out of the following 12 director nominees:

	For	Withheld
Thomas H. Barr	15,396,797	*4,198,257
James W. Bradford	13,831,209	58,572
Sandra B. Cochran	15,401,129	*4,193,925
Glenn A. Davenport	15,389,230	*4,205,824
Richard J. Dobkin	13,841,252	48,529
Norman E. Johnson	15,393,209	*4,201,845
William W. McCarten	15,395,977	*4,199,077
Martha M. Mitchell	15,208,389	*4,386,665
Coleman H. Peterson	15,389,973	*4,205,081
Andrea M. Weiss	15,395,517	*4,199,537
Sardar Biglari	5,631,605	73,688
Philip L. Cooley	5,632,068	73,205

*	The Company’s proxy solicitor, MacKenzie Partners, Inc. (“MacKenzie”), has informed the Company that MacKenzie determined that Biglari Holdings Inc. and its affiliates withheld 4,091,037 votes for each of Messrs. Barr, Davenport, Johnson, McCarten and Peterson and Mses. Cochran, Mitchell and Weiss.

The following 10 directors were elected at the Annual Meeting: Thomas H. Barr, James W. Bradford, Sandra B. Cochran, Glenn A. Davenport, Robert J. Dobkin, Norman E. Johnson, William W. McCarten, Martha M. Mitchell, Coleman H. Peterson and Andrea M. Weiss. In addition, IVS has advised the Company that there were zero broker non-votes for proposal 1.

2. Approval of the Company’s shareholder rights plan:

For	Against	Abstentions
12,946,563	*6,587,055	61,429

*	MacKenzie has informed the Company that MacKenzie determined that Biglari Holdings Inc. and its affiliates cast 4,091,037 votes against the approval of proposal 2.

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 2.

3. Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2012 proxy statement (“say-on-pay”):

For	Against	Abstentions
13,684,144	*5,780,178	130,720

*	MacKenzie has informed the Company that MacKenzie determined that Biglari Holdings Inc. and its affiliates cast 4,091,037 votes against the adoption of proposal 3.

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 3.

4. Ratification of the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2013:

For	Against	Abstentions
19,275,099	267,008	52,946

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2012	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer